UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2012

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Southeast Power Installment Sale Contract (Security Agreement)

On July 16, 2012, Southeast Power Corporation (“Southeast Power”), a wholly owned subsidiary of The Goldfield Corporation (the “Company”), and Ring Power Corporation (the “Seller”) entered into an Installment Sale Contract (Security Agreement) (the “Agreement”) and related ancillary agreements, pursuant to which Southeast Power agreed to purchase specific identified equipment units (the “Equipment”) from the Seller for a purchase price of $7.90 million, and an amendment to the Agreement (the “Amendment”). Also per the terms of the Agreement, Southeast Power agreed to pay for the entire purchase price of all Equipment plus fees and finance charges by way of forty-eight (48) installment payments of $176,534.54, aggregating to $8,473,657.92, payable to Caterpillar Financial Services Corporation (“CAT”). The first payment under the Agreement will be due and payable on August 17, 2012, and subsequent equal monthly installment payments will be due and payable until the entire indebtedness has been paid, bearing a fixed interest rate of 3.45%. In addition, on July 16, 2012, the Seller assigned to CAT its interest in and rights and remedies under the Agreement and related agreements, as well as the Seller’s security interest in the Equipment. On July 16, 2012, the Company agreed to guarantee Southeast Power’s indebtedness under the Agreement (the “Guaranty”).

The obligations of Southeast Power pursuant to the Agreement are secured by the grant of a continuing security interest in all Equipment purchased by Southeast Power from the Seller. In addition, Branch Banking and Trust Company (“BB&T”) and CAT, have entered into a Subordination Agreement with respect to the Equipment.

The foregoing description of the Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Agreement, the Amendment and the Guaranty, filed as Exhibit 10-1, Exhibit 10-2 and Exhibit 10-3, respectively, to this Current Report on Form 8-K, with each of the foregoing incorporated herein by reference.

Modification of Working Capital Loan Agreement

On July 16, 2012, the Company, Southeast Power, and the Company’s wholly owned subsidiaries, Bayswater Development Corporation (“Bayswater”), and Pineapple House of Brevard, Inc. (“Pineapple House”), and BB&T, entered into an Addendum to Loan Agreement to modify the loan agreement entered into by the parties on August 26, 2005 and either modified or renewed on March 14, 2006, August 26, 2006, September 27, 2007, November 25, 2008, December 29, 2009, February 22, 2011, January 4, 2012, and April 17, 2012 (the “Working Capital Loan Agreement”), which is due and payable in full on January 16, 2013. The Working Capital Loan Agreement provided the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes. The maximum principal amount of the Working Capital Loan Agreement is $5.0 million. Borrowings outstanding under the Working Capital Loan Agreement were $1.8 million as of July 16, 2012.

Pursuant to the Addendum to Loan Agreement, the threshold on the Debt to Tangible Net Worth financial covenant was changed from 2.0:1.0 to 2.25:1.0. In addition, BB&T by letter dated July 16, 2012 (the “BB&T Letter”) consented to Southeast Power’s entry into the Agreement allowing Southeast Power to incur additional debt above the $500,000 debt limitation covenant in the Working Capital Loan Agreement, subject to certain conditions. All of the other terms of the Working Capital Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011, January 9, 2012, and April 24, 2012.

The foregoing description of the Addendum to Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to Loan Agreement and the BB&T Letter filed as Exhibit 10-5 and Exhibit 10-4, respectively, to this Current Report on Form 8-K, and to the description of the Working Capital Loan Agreement in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011, January 9, 2012 and April 24, 2012, and the related exhibits thereto, with each of the foregoing incorporated herein by reference.

Modification of Southeast Power $6.94 Million Loan Agreement

On July 16, 2012, Southeast Power, BB&T and the Company entered into an Addendum to Loan Agreement to effect a modification to the loan agreement entered into by the parties on February 22, 2011 and modified on April 17, 2012 (the “Southeast Power $6.94 Million Loan Agreement”), which is due and payable in full on February 22, 2016. The maximum principal amount of the loan is $6,940,000. Borrowings outstanding under the Southeast Power $6.94 Million Loan Agreement were $5.4 million as of July 16, 2012.

Pursuant to the Addendum to Loan Agreement, the Debt to Worth threshold was changed from 2.0:1.0 to 2.25:1.0. In addition, in the BB&T Letter, BB&T consented to Southeast Power’s entry into the Agreement allowing Southeast Power to incur additional debt above the $500,000 debt limitation covenant in the Southeast Power $6.94 Million Loan Agreement, subject to certain conditions. All of the other terms of the Southeast Power $6.94 Million Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Reports on Form 8-K filed on February 28, 2011 and April 24, 2012.

The foregoing description of the Addendum to Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to Loan Agreement and the BB&T Letter filed as Exhibit 10-6 and Exhibit 10-4, respectively, to this Current Report on Form 8-K, and to the description of the Southeast Power $6.94 Million Loan Agreement in the Company’s Current Reports on Form 8-K filed on February 28, 2011 and April 24, 2012, and the related exhibits thereto, with each of the foregoing incorporated herein by reference.

Modification of Southeast Power $1.5 Million Loan Agreement

On July 16, 2012, Southeast Power and BB&T entered into an Addendum to Loan Agreement to effect the modification of the loan agreement entered into by the parties on April 17, 2012 (the “Southeast Power $1.5 Million Loan Agreement”), which is due and payable in full on October 17, 2016. The maximum principal amount of the loan is $1.5 million. There were no borrowings outstanding under the Southeast Power $1.5 Million Loan Agreement as of July 16, 2012.

Pursuant to the Addendum to Loan Agreement, the Debt to Worth threshold was changed from 2.0:1.0 to 2.25:1.0. In addition, in the BB&T Letter, BB&T consented to Southeast Power’s entry into the Agreement allowing Southeast Power to incur additional debt above the $500,000 debt limitation covenant in the Southeast Power $1.5 Million Loan Agreement, subject to certain conditions. All of the other terms of the Southeast Power $1.5 Million Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Report on Form 8-K filed on April 24, 2012.

The foregoing description of the Addendum to Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to Loan Agreement and the BB&T Letter filed as Exhibit 10-7 and Exhibit 10-4, respectively, to this Current Report on Form 8-K, and to the description of the Southeast Power $1.5 Million Loan Agreement in the Company’s Current Report on Form 8-K filed on April 24, 2012, and the related exhibits thereto, with each of the foregoing incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth, and the exhibits identified, in Item 1.01 are incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Installment Sale Contract (Security Agreement) dated July 16, 2012

10-2	Amendment to Installment Sale Contract (Security Agreement) dated July 16, 2012

10-3	Guaranty of Payment - Installment Sale Contract (Security Agreement) dated July 16, 2012

10-4	BB&T Letter dated July 16, 2012

10-5	Addendum to Loan Agreement dated July 16, 2012 relating to $5.0 million Working Capital Loan Agreement

10-6	Addendum to Loan Agreement dated July 16, 2012 relating to Southeast Power $6.94 Million Loan Agreement

10-7	Addendum to Loan Agreement dated July 16, 2012 relating to Southeast Power $1.5 Million Loan Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 20, 2012

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Installment Sale Contract (Security Agreement) dated July 16, 2012

10-2	Amendment to Installment Sale Contract (Security Agreement) dated July 16, 2012

10-3	Guaranty of Payment - Installment Sale Contract (Security Agreement) dated July 16, 2012

10-4	BB&T Letter dated July 16, 2012

10-5	Addendum to Loan Agreement dated July 16, 2012 relating to $5.0 million Working Capital Loan Agreement

10-6	Addendum to Loan Agreement dated July 16, 2012 relating to Southeast Power $6.94 Million Loan Agreement

10-7	Addendum to Loan Agreement dated July 16, 2012 relating to Southeast Power $1.5 Million Loan Agreement